SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 15, 2010

FMC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street, Philadelphia, PA 19103

(Address of principal executive offices) (Zip Code)

(215) 299-6000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 15, 2010, the Company announced that the Company’s Board of Directors had elected Mr. Pierre Brondeau, the Company’s President and Chief Executive Officer, as Chairman of the Board, effective October 1, 2010.

Mr. Edward J. Mooney, a member of the Board since 1997, serves as the Board’s lead independent director.

As previously reported in our Form 8-K filed on November 6, 2009, Mr. William G. Walter will retire from his position as a member and as Chairman of the Board of Directors effective as of September 30, 2010.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated September 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION

By:	/s/ W. KIM FOSTER
W. Kim Foster
Senior Vice President and Chief Financial Officer

Date: September 15, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 15, 2010.